UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
June 16, 2022
Live Nation Entertainment, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32601	20-3247759
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

9348 Civic Center Drive
Beverly Hills, California	90210
(Address of principal executive offices)	(Zip Code)

(310) 867-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.01 Par Value Per Share	LYV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2022, the board of directors of Live Nation Entertainment, Inc. (the “Company”) amended and restated the Company’s bylaws (the “Bylaws”).

The principal changes made to the Bylaws were to Section 2.3 thereof to expressly provide that stockholder meetings may be held virtually; to Sections 2.7 and 6.6 thereof to provide for the use of “universal proxy cards,” to expressly allow proxy materials to be transmitted to stockholders electronically and proxies to be submitted online, and require that only the Company be allowed to use white card in proxy contests; and to Section 6.10 thereof to provide that the forum for securities-related suits against the Company will be the U.S. federal district courts, while including an express acknowledgement of this provision.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Sixth Amended and Restated Bylaws of Live Nation Entertainment, Inc., filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(b) On June 16, 2022, at the annual meeting of stockholders (the “Annual Meeting”) of the Company:

1. Maverick Carter, Ping Fu, Jeff Hinson, Chad Hollingsworth, Jimmy Iovine, Jim Kahan, Greg Maffei, Randall Mays, Michael Rapino, Dana Walden and Latriece Watkins were elected as directors to serve for a term of one year expiring at the annual meeting of stockholders to be held in 2023 or until their successors are elected and qualified; and

2. Ernst & Young LLP was ratified as the Company’s independent registered public accounting firm for the 2022 fiscal year.

The final results of the voting at the Annual Meeting were as follows:

Proposal No. 1 – Election of Directors
Nominees	For	Against	Abstained	Broker Non-Votes
Maverick Carter	188,328,439	4,704,848	37,434	5,843,107
Ping Fu	192,427,700	603,811	39,210	5,843,107
Jeff Hinson	175,098,240	17,933,217	39,264	5,843,107
Chad Hollingsworth	185,336,288	7,694,732	39,701	5,843,107
Jimmy Iovine	191,089,846	1,943,338	37,537	5,843,107
Jim Kahan	188,863,369	4,167,461	39,891	5,843,107
Greg Maffei	122,275,554	69,929,553	865,614	5,843,107
Randall Mays	167,009,285	26,023,408	38,028	5,843,107
Michael Rapino	191,781,185	1,252,638	36,898	5,843,107
Dana Walden	191,088,807	1,943,833	38,081	5,843,107
Latriece Watkins	192,647,023	386,570	37,128	5,843,107

Proposal No. 2 – Ratification of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2022
For	Against	Abstained
198,061,824	819,288	32,716

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description
3.1	Sixth Amended and Restated Bylaws of Live Nation Entertainment, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Live Nation Entertainment, Inc.

By:	/s/ Brian Capo
Brian Capo
Senior Vice President and Chief Accounting Officer
June 17, 2022